Exhibit 99.1

General - This presentation does not in and of itself constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes . The information contained in this presentation (this “Presentation”) has been prepared for the exclusive use of the selected persons to whom it is addressed (“Recipients”), solely for the purpose of their own independent evaluation with respect to a potential investment (the “Proposed Investment”) in Zoomcar Holdings, Inc . (together with its subsidiaries, “Zoomcar”), and for no other purpose . This Presentation is subject to updating, completion, revision, verification and further amendment . None of Zoomcar, or its respective affiliates has authorized anyone to provide interested parties with additional or different information . No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise . The information contained herein does not purport to be all - inclusive and must be read in conjunction with Zoomcar’s Private Placement Memorandum, including the risk factors detailed therein . Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice and Recipients should retain their own professional advisors to review and evaluate the economic, legal, tax, financial, accounting and other consequences of the Proposed Investment . Neither this Presentation nor its delivery to Recipient shall in and of itself constitute an offer to sell, invitation or other solicitation of an offer to buy any securities pursuant to the Proposed Investment or otherwise, nor shall there by any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction . Only the express provisions of any agreement, if and when it is executed, shall have any legal effect in connection with the Proposed Investment between the parties thereto . This Presentation is not intended to form the basis of any investment decision . All information herein speaks only as of (1) the date of this Presentation, in the case of information about Zoomcar, or (2) the date of such information, in the case of information from persons other than Zoomcar . Zoomcar is a smaller reporting company and an "emerging growth company" within the meaning of the JOBS Act . As a result, Zoomcar will be subject to reduced public company reporting requirements . Confidentiality - This information is being distributed to Recipients on a confidential basis . By receiving this information, Recipients agree to maintain the confidentiality of the information contained herein and agree that no portion of this Presentation may either be reproduced in whole or in part and that neither this Presentation nor any of its contents may be given or disclosed to any third party without the express written permission of Zoomcar . Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without the prior written consent of Zoomcar is prohibited . By accepting this Presentation, each Recipient agrees : (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain, (ii) to use this Presentation for the sole purpose of independent evaluation of the Proposed Investment and (iii) that we may enforce the foregoing confidentiality obligation against you or anyone to whom you give this Presentation (or related Private Placement Memorandum) by court action for an injunction and/or damages . In addition, you agree to return the Presentation (and related Private Placement Memorandum) and all accompanying or related documents to us upon request . Forward - Looking Information - This Presentation contains forward - looking statements . Any statements other than statements of historical fact contained in this Presentation are forward - looking statements . Such forward - looking statements include, but are not limited to, statements as to any, future results of operations and financial position, our ability to restructure our business, including with respect to cost optimization, quality improvement and debt restructuring, and the ability to grow our business, including by increasing access to vehicles and planned products and services, our future business strategy and plans, our ability to sell to our serviceable addressable market, our ability to enhance our competitive position and other expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Zoomcar and the future held by the Zoomcar management team, and the products and markets and expected future performance and market opportunities of Zoomcar . These forward - looking statements may be identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward - looking . Forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties . Many factors could cause actual future events to differ materially from the forward - looking statements in this Presentation, including but not limited to : (i) Zoomcar’s financial condition, including Zoomcar’s ability to continue as a going concern, (ii) Zoomcar’s ability to service its debt and other cash obligations, (iii) Zoomcar’s ability to navigate current and future litigation, (iv) Zoomcar’s ability to retain its listing, (v) the potential inability of Zoomcar to achieve its commercialization and development plans, (vi) the enforceability of Zoomcar’s intellectual property, including the potential infringement on the intellectual property rights of others, and (vii) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Zoomcar operates . The foregoing list of factors is not exhaustive . Recipients should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the Private Placement Memorandum and the Form 10 - K and Form 10 - Qs filed by Zoomcar and incorporated by reference therein and other documents filed or to be filed by Zoomcar from time to time with the Securities and Exchange Commission . These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . Forward - looking statements speak only as of the date they are made . Recipients are cautioned not to put undue reliance on forward - looking statements, and Zoomcar assumes no obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise . Zoomcar does not give any assurance that it will achieve its expectations . Financial Information ; Use of Projections - The financial and operating forecasts and projections contained herein represent certain estimates of Zoomcar as of the date thereof and include projected financial numbers, including revenues, valuation and other metrics derived therefrom . Zoomcar’s independent public accountants and auditors have not examined, reviewed or compiled the forecasts or projections and, accordingly, does not express an opinion or other form of assurance with respect thereto . Furthermore, none of Zoomcar or its management team can give any assurance that the forecasts or projections contained herein accurately represents Zoomcar’s future operations or financial condition . Such information is subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including the risks and uncertainties described in the "Risk Factors" section of the Private Placement Memorandum and the Form 10 - K and Form 10 - Qs filed by Zoomcar and incorporated by reference therein . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Zoomcar or that actual results will not differ materially from those presented in these materials . Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results . Therefore, actual results achieved during the periods covered by the projections may vary materially from the projected results . Inclusion of the prospective financial information in these materials should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or that any results will be achieved . Use of Non - GAAP Financial Matters - This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) with respect to Zoomcar’s expected future performance and other metrics derived therefrom . Specifically, this Presentation includes EBITDA . These non - GAAP financial measures may exclude items that are significant in understanding and assessing Zoomcar’s financial results . These non - GAAP measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net loss, operating loss or any other performance measures derived in accordance with GAAP as a measure of our liquidity, profitability or performance . Not all of the information necessary for a quantitative reconciliation of these non - GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time . Zoomcar believes that these forward - looking non - GAAP measures of financial results provide useful supplemental information about Zoomcar . Zoomcar’s management uses these forward - looking non - GAAP measures to evaluate Zoomcar’s projected financial and operating performance . However, there are a number of limitations related to the use of these non - GAAP measures and their nearest GAAP equivalents . For example, other companies may calculate non - GAAP measures differently or may use other measures to calculate their financial performance, and therefore Zoomcar’s non - GAAP measures may not be directly comparable to similarly titled measures of other companies . The presentation of such non - GAAP measures, which may include adjustments to exclude unusual or non - recurring items, should not be construed as an inference that Zoomcar’s future results and cash flows will be unaffected by other unusual or nonrecurring items . Industry and Market Data - This Presentation has been prepared by Zoomcar and includes market data and other statistical information from third - party sources . Although Zoomcar believes these third - party sources are reliable as of their respective dates, none of Zoomcar, or any of its respective affiliates has independently verified the accuracy or completeness of this information . Some data are also based on Zoomcar’s good faith estimates, which are derived from both internal sources and the third - party sources described above . None of Zoomcar, its respective affiliates, nor their respective advisors, directors, officers, employees, members, partners, shareholders or agents make any representation or warranty with respect to the accuracy of such information . None of Zoomcar or its respective affiliates, advisors, directors, officers, employees, members, partners, shareholders or agents or the providers of any such third - party information or any other person are responsible for any errors or omissions therein (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content . Each of Zoomcar and its respective affiliates, advisors, directors, officers, employees, members, partners, shareholders and agents expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein . Important Information - Neither the delivery of this Presentation nor the purchase of any of the securities, assets, businesses or undertakings of Zoomcar after the date hereof shall, under any circumstances, be construed to indicate or imply that there has been no change in the affairs of Zoomcar since the date hereof . This Presentation does not purport to be all - inclusive or to contain all the information that a Recipient may desire in deciding whether or not to proceed with the Proposed Investment and is not intended to form the basis of any investment decision . No representation or warranty, express or implied, is or will be given by Zoomcar or its respective affiliates, representatives, advisors, directors or employees and no responsibility or liability or duty of care is or will be accepted by Zoomcar or its respective affiliates, representatives, advisers, directors or employees as to the accuracy, completeness, reliability or reasonableness of the information or opinions contained in this Presentation or supplied herewith or any other written or oral information made available to any interested party or its advisers in connection with the Proposed Investment or otherwise in connection with this Presentation . To the fullest extent possible, by receiving this Presentation the Recipient acknowledges and agrees it is not relying on any information set forth in this Presentation and releases Zoomcar and each of its respective affiliates, representatives, advisers, directors and employees in all circumstances from any liability with respect to the Recipient’s participation, or proposed participation, in the Proposed Investment . In addition, no responsibility or liability or duty of care is or will be accepted by Zoomcar or its affiliates, representatives, advisers, directors or employees for updating or revising this Presentation or providing any additional information to any Recipient and any such liability is expressly disclaimed . Accordingly, none of Zoomcar or its affiliates, advisers, directors or employees shall be liable for any direct, indirect or consequential loss or damage suffered by any person as a result of relying on any statement in or omission from this Presentation or in any other information or communications in connection with the Proposed Investment . In particular, no representation or warranty of Zoomcar or its respective affiliates is given as to the achievement or reasonableness of future projections, management targets, estimates, prospects or returns, if any . Recipients should make their own investigation of the Proposed Investment, Zoomcar and any related entity and all information provided . Zoomcar reserves the right, without reasons or advance notice, to change or terminate the procedure relating to the Proposed Investment or any other transaction involving Zoomcar or to terminate negotiations at any time prior to the signing of any binding agreement in relation thereto . Trademarks and Intellectual Property - All trademarks, service marks, and trade names of Zoomcar or its affiliates as used herein are trademarks, service marks, or registered trade names of Zoomcar or its affiliates . Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is solely for convenience and is not intended to, and does not imply, a relationship with Zoomcar, or an endorsement or sponsorship by or of Zoomcar or any other party . The trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Zoomcar will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names . Risk Factors - This list is not exhaustive . Actual results may differ materially due to risks and uncertainties described in Zoomcar’s SEC filings, including the most recent Form 10 - Q . History of Losses & Liquidity Risk - Zoomcar has incurred operating losses and negative cash flows and may require additional capital to fund operations; financing may not be available on favorable terms, or at all. Marketplace Dependence - The business relies on continued participation and engagement of both vehicle hosts and guests; any imbalance, reduced adoption, or attrition could adversely affect growth and revenue. Geographic Concentration & Market Exposure - A significant portion of Zoomcar’s operations and growth prospects are concentrated in key markets, including India. Adverse economic conditions, regulatory changes, or shifts in consumer behavior in these markets could materially impact results. Regulatory, Legal & Insurance Exposure - Operations are subject to evolving transportation, marketplace, insurance, and consumer protection regulations, as well as potential liability from vehicle damage, accidents, or disputes. Technology, Cybersecurity & Data Privacy Risks Platform reliability, system outages, data breaches, or failures of third - party service providers could disrupt operations and harm reputation. Macroeconomic & Demand Sensitivity \ - Economic downturns, reduced discretionary spending, fuel price volatility, or global events may negatively impact travel demand and platform usage. Public Company & Listing Risks - Compliance with public company reporting obligations and stock exchange listing requirements involves significant costs and may affect liquidity and valuation. 2

Zoomcar Holdings, Inc. / OTCQB: ZCAR Issuer / Ticker Minimum $2,000,000 and Maximum $5,000,00. Offering Size Funds to be received on or before February 28, 2026 Offering Tenure • Preferred Stock convertible into shares of common stock of the Company and warrants to purchase shares of Common Stock • 100% warrant coverage (based on the initial number of common shares into which the Preferred Stock is convertible) Securities Offered $1,000 per preferred share Purchase Price • The preferred shares’ liquidation preference is convertible into shares of common stock at a $0.05 per share conversion price • The warrants will be exercisable at a price of $0.0625 per share of common stock • Automatic conversion upon the listing of the common stock onto the NYSE American or Nasdaq Conversion • The conversion price of the Preferred stock resets to any lower priced round up to and including the up - listing public offering • If the public offering includes warrants, the Preferred shares convert into the same units (shares and warrants) of the public offering • The exercise price of the Warrants resets to a 25% premium to any lower priced round up to and including the up - listing public offering Price Protection • For the shares underlying the Preferred and Warrants • File a resale registration statement by March 20, 2026, effective within 45 days (or 75 if a full SEC review) Registration Rights Customary for registration failure; no damages due to SEC cut - backs Liquidated Damages 3

Zoomcar

Global Leaders: Built, Rebuilt, Scaled Mobility


Fall in Love with
the PROBLEM

Uri Levine

Chairman

Serial entrepreneur, Waze co-founder; early Moovit investor & board member ($1B+ exits).



Deepankar Tiwari

Chief Executive Officer

25+ yrs in auto mobility; ex-Tata & Uber; Zoomcar CEO since 2025, turnaround & mobility expert.



Shachi Singh

Chief Legal Officer & General Counsel

Ex-PE & M&A lawyer; 6+ yrs at Zoomcar leading legal, governance & compliance for growth.



Sachin Gupta

Chief Financial Officer

14 yrs in finance leadership (Amazon, AGS); Joined Zoomcar in 2019 and CFO since 2024, led restructuring & listing.



Vishal Ramrakhyani

Head of Product & Engineering

13+ yrs in marketplaces (Runnr→Zomato); 8+ yrs at Zoomcar leading marketplace tech & AI pricing.



Anirudh Lamba

Head of Brand & Partnerships

18+ yrs in auto & mobility; ex-Tata, BSH, leads brand,
PR, growth marketing and Partnerships.



Abhilash Kasliwal

Head of Business & Operations

Former J.P. Morgan investment banker. Drives host network growth and operational efficiency initiatives.

4

India's Mobility Gap: Low Ownership, High Need

Very low car ownership: ~0.1 cars per household vs 1.83 in the US

Cars are expensive: ~5–6× GDP per capita in India vs 0.7× in the US

1B+ internet users; 65% working-age population by 2031

Key insight: In India, car-sharing is fundamental access, not just convenience

Zoomcar

Asset-Light Car Access, Powered by a Marketplace

Zoomcar is India's pioneering peer-to-peer car-sharing marketplace, connecting car owners with drivers for flexible mobility while monetizing idle vehicles.

EARN PASSIVE INCOME

FULL INSURANCE & VETTED GUESTS

ZOOMCAR MANAGES DEMAND

HOSTS (CAR OWNERS)

GUESTS (DRIVERS)

ACCESS THOUSANDS OF CARS

FULLY DIGITAL BOOKING

NO OWNERSHIP BURDEN

Federal Highway Administration data summary via MoneyGeek.
https://www.nextias.com/ca/current-affairs/31-05-2025/india-1-billion-internet-users-by-this-fiscal-year?
https://www.theprint.in/india/only-8-indian-families-own-cars-nfhs-finds-over-50-still-use-bicycles-bikes-scooters/971413/
https://m.economictimes.com/news/economy/indicators/working-age-indian-population-rising-expected-at-around-64-in-next-census-sbi-research/articleshow/113627705.cms?

5

6 6

Zoomcar targets 4.4M listable cars by 2031 Zoomcar internal estimates; triangulated with vehicle parc, trip frequency and rental penetration assumptions India car sharing market revenues & volume forecast through 2031 — 6Wresearch. ( https://www.6wresearch.com/industry - report/india - car - sharing - market ) India car rental market expected to exceed USD 7.29 B by 2031 — Bonafide Research ( https://www.bonafideresearch.com/product/6201598906/india - car - renta l - market ) 7 $ $12.00 $ 1 $ 0.00 $ 8 $ . 00 $ 6 $ . 00 $ 4 $ . 00 $2.00 $ $0.00 $ ($2.00) - $2.5 (Dec'23) to > $12 by FY25 - 26 ~2.5% penetration = 107K active cars by FY31

Expanding the Marketplace: Cars, 2-Wheelers, EVs + Ancillaries



Top Rated Verified hosts
SELF DRIVE
DAILY DRIVES
SUBSCRIPTION
GIFT CARD
Gift the joy of Driving
HOST & EARN



Hyundai New Venue 2025
Professional Host
Photos
Offers
Reviews
Location
Features
Benefits

P2P Self-Drive (Core)

Proven marketplace targeting 107K active cars by FY31 across major cities.

ZoomPro SaaS

Host tools projected on 27K cars at ~$15/car. Unlocks ~$5M ARR targeting >80% gross margins.

2-Wheeler Aggregation

229K partner two-wheelers via aggregators by 2031. 15%+ commission capturing price-sensitive demand.

EV & Geographic Expansion

EV adoption beyond metros enables Zoomcar's Tier-2/3 expansion and unlocks new user growth.

AdTech & Experiences

Ancillary marketplace >$1M high-margin revenue. Upselling travel, insurance, and auto-finance.

EV adoption surges in Tier-2 and Tier-3 cities — Economic Times Energy, FY2025
(Reports EV penetration of ~10.7% in Tier-2 and ~8.7% in Tier-3 cities)

8

20 - 25% cancellations reduced via better availability tools & host retention 9 10% 100M+ data points capturing user behavior, risk patterns, and market dynamics conversion increase through personalized recommendations and listing optimization 10 - 15% revenue lift via dynamic pricing 30 - 40% loss reduction through fraud prevention

Product Stack Built for Scale Across Supply, Demand & Ops


Delivery
Top Rated
Budget

API-Ready Platform
Integrates with Uber, Google, Online Travel Platforms, banks & insurers. Plug-and-play for demand partners

Smart Payment Innovation
Differential deposits, BNPL & EMIs reduce misuse by ~30% and remove friction for guests

Deep Automation
~90% of customer touchpoints automated. Targeting 95%+ by FY27 for lower operating costs

Self-Learning Loop
100M+ data points powering pricing, fraud detection, recommendations and operations

ZoomPro Host Suite
Advanced analytics, pricing and fleet tools help multi-car hosts scale efficiently

Enterprise Infrastructure
Scalable infrastructure with 99.8% uptime and SOC 2-grade security standards

10

Unified Host Command Center Recurring, Capital - Light SaaS Revenue AI - Led Pricing & Availability Built - In Risk & Ops Automation 11

(0.12) 0.21 0.10 0.46 1.21 1.28 1.30 1.14 1.20 Sep'23 Dec'23 Mar'24 Jun'24 Sep'24 Dec'24 Mar'25 Jun'25 Sep'25 Contribution Margin (USD Millions) (3.87) 12 (10.17) (4.07) (3.26) (1.47) (3.15) (2.04) (1.73) (1.26) Sep'23 Dec'23 Mar'24 Adjusted EBITDA (USD Millions) Jun'24 Sep'24 Dec'24 Mar'25 Jun'25 Sep'25

The 5T Advantage One Cohesive Engine

Zoomcar

TECH

Predictive, scalable platform

- AI pricing + IoT + API integrations
- 100M+ data points
- 30-40% loss reduction and margin expansion

TEAM

Leadership continuity & expertise

- >5 years average CXO tenure
- Debt reduced from $30M to ~$13M as of 31st Dec 2025
- Multiple consecutive quarters of CM+
- Crisis-tested execution engine

TAM

Multi-vertical addressability

- 107K cars + 229K 2-wheelers
- ZoomPro, AdTech & EV revenue streams
- FY31 outlook: $128M revenue run-rate with diversified sources

TRACTION

Organic demand & discipline

- 700K → 6.5M monthly searches on roadmap
- CAC < $2 with high organic mix
- **~85% GBV from repeat/referral at scale**
- **Path to EPAT+ by FY28**

TIME

Perfect market timing

- 65M addressable self-drive guests by 2031
- 4.4M listable cars and widening affordability gap (5-6× GDP/capita)
- **Positioned to lead consolidation of $10B+ urban mobility white space**

13

Zoomcar

Why Invest in Zoomcar Now


DEMAND
GROWTH

Structural tailwind:
India's mobility gap + rapid digital adoption create decades of runway

Capital-light scale:
< $20M incremental capital for 9-10× volume ramp and $63M PAT by FY31

De-risked model:
8 quarters of positive CM; booking-level CM from –$2.5 → $12+

Data & tech moat:
AI, IoT and automation delivering 10-15% revenue lift and 30-40% loss reduction

Multi-engine growth:
Self-drive, 2-W aggregation, ZoomPro SaaS, AdTech, EV on one platform

Governance & alignment:
U.S.-listed structure, robust compliance, leadership equity alignment

14

ZOOMCAR HOLDINGS, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) Three months ended September, Six months ended September, (In USD, except number of shares) 2024 2025 2024 2025 Revenue : 4,445,940 $ 2,281,111 $ 2,239,538 $ 4,581,435 $ Revenues from services 41,942 5,999 7,359 18,428 Other revenues 4,487,882 $ 2,287,110 $ 2,246,897 $ 4,599,863 $ Total revenue Cost and Expenses 2,725,711 1,197,289 1,213,422 2,510,976 Cost of revenue 1,636,701 730,090 734,920 1,439,421 Technology and development 1,017,341 188,560 214,770 365,523 Sales and marketing 4,054,948 2,151,287 1,656,036 4,025,482 General and administrative 9,434,701 $ 4,267,226 $ 3,819,148 $ 8,341,402 $ Total costs and expenses (4,946,819) (1,980,116) (1,572,251) (3,741,539) Loss from operations before income tax 2,320,963 471,680 2,160,178 903,813 Finance costs (352,447) - (352,447) (72,912) Gain on troubled debt restructuring (1,031,781) (1,657,647) (28,007) 427,022 Other expense/(income), net (5,883,554) $ (794,149) $ (3,351,975) $ (4,999,462) $ Loss before income taxes - - - - Provision for income taxes (5,883,554) $ (794,149) $ (3,351,975) $ (4,999,462) $ Net loss attributable to common stockholders (0.79) (3.35) Net loss per share * (163.15) $ (0.07) $ (88.56) $ (0.49) $ Basic (163.15) $ (0.07) $ (88.56) $ (0.49) $ Diluted Weighted average shares used in computing loss per share: * 36,062 11,759,019 37,849 10,128,247 Basic 36,062 11,759,019 37,849 10,128,247 Diluted 15

ZOOMCAR HOLDINGS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (in USD, except number of shares) As at September 30, 2025 Assets Current assets : 169,357 $ Cash and cash equivalents (Refer Note 27 - VIE) 94,357 Accounts receivable, net of allowance for credit losses 233,110 Assets held for sale 418,376 Prepaid expenses Balances with government authorities - Other current assets (Refer Note 27 - VIE) 227,106 1,142,306 $ Total current assets 222,403 Property and equipment, net of accumulated depreciation $5,944,663 and $6,870,891 respectively 888,705 Operating lease right - of - use assets 3,678 Intangible assets, net 21,471 of accumulated amortisation of $12,112 and $10,941 respectively Long term investments (Refer Note 27 - VIE) 225,291 Prepaid expenses 614,580 Other non - current assets, net of allowance for credit losses Total assets $ 3,118,434 Liabilities and stockholders' deficit Current liabilities : 1. Includes 5,306,013 pre - funded warrants 16 Total stockholders’ deficit $ (27,715,610) Total liabilities and stockholders' deficit $ 3,118,434 Excludes 11.5 million publicly listed warrants listed under the symbol ZCARW 2. 13,957,818 $ Accounts payable (Refer Note 27 - VIE) Included 1,077,500 RSUs scheduled for vesting on 4th Feb 2026 3. - Accounts payable towards related parties 2,387,943 Current maturities of long - term debt 310,838 Current portion of operating lease liabilities 2,468,617 Finance lease liabilities 795,871 Contract liabilities 153,361 Current portion of pension and other employee obligations (Refer Note 27 - VIE) 509,850 Unsecured notes 370,557 Convertible Redeemable note 6,272,911 Unsecured convertible note 2,497,449 Other current liabilities (Refer Note 27 - VIE) 29,725,215 $ Total current liabilities 670,459 Operating lease liabilities, less current portion 438,370 Pension and other employee obligations, less current portion 30,834,044 $ Total liabilities Commitments and contingencies (Note 29) 690 Stockholders’ deficit: Common stock, $0.0001 par value per share, 250,000,000 shares authorized as of September 30, 2025 and March 31, 2025; 6,902,727 shares and 2,462,418 shares issued and outstanding as of September 30, 2025 and March 31, 2025 respectively 309,163,442 Additional paid - in capital (338,173,267) Accumulated deficit 1,293,525 Accumulated other comprehensive income As of January 21, 2026 12,207,355 Common Stock 1 4,278,612 Warrants (WAEP: $34.50) 2 16 Options (WAEP: $11,460.00) 1,782,318 Convertible Notes (Conversion at $0.16) 1,343,373 RSUs - Vested 3 3,957,500 RSUs - Unvested 23,569,174 Fully Diluted Shares Outstanding